                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                        (Lifetime Achievement Fund Logo)

                        LIFETIME ACHIEVEMENT FUND, INC.
                             11605 West Dodge Road
                             Omaha, Nebraska 68154
                                 (402) 330-1166

TABLE OF CONTENTS

                         Letter from the President...................................    2
                         Schedule of Investments.....................................    9
                         Statement of Assets and Liabilities.........................   10
                         Statement of Operations.....................................   11
                         Statement of Changes in Net Assets..........................   12
                         Financial Highlights........................................   13
                         Notes to Financial Statements...............................   14
                         Report of Independent Certified Public Accountants..........   15

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

        (Roland R. Manarin Photo)



        Roland R. Manarin

LETTER FROM THE PRESIDENT

Dear Lifetime Achievement Fund Shareholder:

     As I sat down to write this, I realized how daunting a task it was going to be--compressing all the events of last year, fund performance and our investment outlook into one letter.

If anyone would have told me that 2001 would be a year in which we saw a decline in corporate profits--in some cases by as much as 20%--confirmation that the US economy had in fact slipped into a recession, the implosion of Enron, and that the United States would be attacked by terrorists here at home that would consequently lead to military action overseas, I would have thought they were crazy. But that is exactly what happened last year--there was no place for investors to hide. And yet, within such a difficult environment, stocks, as measured by the Standard & Poor's 500 Index (S&P 500) were down only 13%. This is a testament to the resiliency of investors--to be able to absorb the immediate shocks, to recognize that in the course of history these events are but moments in time, and from each crisis rises opportunity.

THE US ECONOMY--LOOKING BACK, LOOKING FORWARD

     In our letter to you in Lifetime Achievement Fund's 2000 Annual Report, we said we were looking forward to 2001 with optimism. We expected that both fiscal and monetary policy in the US would propel a new bull market. But that was not to be the case. The events of September 11 and Enron aside, in our view what happened to the markets in 2001, in part, was a case of too little, too late. Last year, we discussed the old maxim that you "don't fight the Fed." Well, it turned out that in this case the Federal Reserve was too late to the party--too slow in reversing its tight monetary policy--which unleashed a set of dominoes, the momentum of which was far greater than Alan Greenspan, Chairman of the Federal Reserve, anticipated. So that by the time the Federal Reserve did adopt a more accommodative monetary policy and began cutting interest rates (on January 3, 2001 and then ten additional times), the damage to the economy and consequently the stock market had already been done. (That's not to imply that the role of the Federal Reserve is to set monetary policy to make the stock market go up. While rate cuts (and rises) do have a direct impact on the market, the point of rate cuts is to get the economy back on track with stock-price movement being a by-product of the expected economic benefits of the shift in monetary policy.)

     Now it is a year since the US central bank began easing interest rates and finally there are signs that the 11 interest-rate cuts of 2001 are taking hold. The stock market, a leading indicator, told us in the fourth quarter of 2001 that better times are coming--it usually foretells six to nine months ahead of the actual economic statistics showing through. The good news is there has never been a time in America's history when monetary policy was as loose as it is now without an economic recovery. The question is, how soon can we expect to see a resumption of sustainable economic growth? One to two years is typically the lag time between stimulative monetary policy and positive economic consequences. While this might not be much consolation to those who invested in the stock market in 2001, we would remind them to maintain a long-term perspective.

     As for future interest rate cuts, when the Federal Open Market Committee
(FOMC) met on January 29-30, 2002, it decided to leave interest rates unchanged. This decision was based on newly released economic data that provided further evidence that the economy is recovering and that the 11 rates cuts of 2001 were finally taking hold. We believe that at their next meeting in March the Federal Reserve will signal that they have moved to a more neutral stance on interest rates, making any further rate cuts unlikely.

     Turning our attention to fiscal policy, at this time last year, we were expecting President Bush to push for more aggressive tax cuts than what was ultimately legislated. He didn't press for fronting the cuts--giving them to us right away. Instead, they will be phased in over time and hence, what winds up happening is delaying the benefits, hence delaying increased production, hence delaying increased income. So there's always a cause and effect. The same thing happened in 1981 and 1983. The tax bill was passed in 1981 but we didn't actually see the cut until 1983. And when the economy finally did recover in 1983, the stock market had already rallied in 1982 in anticipation of renewed economic growth. So that was the other disappointment in 2001--the tax cuts were effectively a media event and not a real benefit to the economy. We didn't get much of a fiscal stimulus. The money they threw around during the year was an infinitesimal amount relative to Gross National Product (GNP) and Gross Domestic Product (GDP).

     A fiscal economic stimulus program, which many economists thought would be an important building block for an improved economy, appears to have stalled. Some economists, including Federal Reserve Chairman Greenspan, are debating whether such a package is still needed, given signs that the economy is improving. We believe that for the short-term the actions taken by the Federal Reserve--the easing of monetary policy--will probably be enough to pull the economy out of recession. For long-term economic growth, however, we believe producers should be rewarded, which means cutting the incremental tax brackets more than is being talked about. Businesses need corporate stimulation, i.e., accelerated depreciation and the ability to expense much greater amounts of investment. If that were to happen, it would help to further stimulate the economy. One wrinkle to accelerating the pace of a recovery is unemployment. With approximately 6% of the population out of work, it would behoove Congress to pass a fiscal stimulus package that would offer corporate tax breaks to create jobs and help pull the country out of this recession.

     One bright spot in the economy, however, has been the consumer. Consumer confidence, as measured by the Conference Board, and which had fallen sharply in the days immediately following September 11, is now at its highest level since August 2001. Supported by low mortgage rates, housing starts and sales have continued to be robust. And 0% financing led to soaring auto sales in the fourth quarter of the year. Sales of other consumer durables (those expected to last at least three years) have also been strong.

SEPTEMBER 11 AND ENRON--THEIR EFFECTS ON THE ECONOMY

     So what effects did September 11 actually have on the economy? Leading up to that historic day, there had been only anecdotal evidence that the economy was teetering on the brink of recession. So when the National Bureau of Economic Research (NBER) declared in November that a recession "officially" began in March 2001, investors more or less took the news in stride. (The textbook definition of a recession is two consecutive quarters of negative GDP growth.) We believe the September 11 attacks definitely exacerbated a litany of problems in an already-weakened US economy including greater uncertainty surrounding corporate earnings and profitability, higher levels of unemployment, and reduced consumer confidence. In the days immediately following the attacks, stock market volatility increased and remained high for the remainder of the year. We believe that while September 11 did not cause this recession, there will be at least an additional quarter delay in the recovery because of it, but that history will show that to be a pivotal turning point.

     And what about Enron? The effects of the collapse of Enron continue to unfold. In addition to the loss of jobs and retirement savings, what is perhaps most obvious is the reaction by investors. Companies are now considered "guilty until proven innocent." Even the slightest hint of impropriety by a company can encourage investors to severely punish the company's stock in the marketplace. However, one of the most positive effects that could possibly emerge from the ashes of the Enron debacle would be 401(k) reform, including limits on how much company stock can be held in a 401(k). Enron is in good company (no pun intended) when it comes to funding its employees' retirement plan (58% of assets) with company stock. Countless other US employers have loaded far-more egregious levels of stock into their retirement plans--Procter & Gamble, 92%; Pfizer, 86%; Coca-Cola, 81%; McDonald's, 74%; and the list goes on.

A RECOVERY ON THE HORIZON

     As we move into 2002, we are cautiously optimistic that an economic recovery is on the horizon. The two biggest questions are when will we see clear signs of a recovery and to what magnitude will the economy recover? In our opinion, most of the ingredients necessary for an economic recovery already exist: low interest rates and inflation, positive consumer-spending patterns, inventory corrections in many industries, productivity gains and evidence that the demand for manufacturing may be turning positive. If we are right, and a more favorable environment does emerge, this would, in turn, create a more favorable landscape for the stock market.

THE STOCK MARKET IN 2001

     The stock market sell-off that began in March 2000 with the implosion of technology/Internet (dot com) companies continued through the first three quarters of 2001. To quantify the magnitude of the decline, consider that from peak to trough (March 2000 through September 21, 2001) the tech-heavy, growth-oriented NASDAQ was down approximately 70%. This compares to a decline in the broader S&P 500 of approximately 36% from peak to trough and serves to drive home one of the foremost principles of investing--diversification. (It should be pointed out, however, that NASDAQ did have the strongest recovery in the fourth quarter of '01--up more than 30%.)

     The resurgence of most major indices in the fourth quarter once again has many stocks trading at lofty valuations leaving many individual investors, professional money managers and analysts questioning whether the rebound can be sustained in 2002. It would not surprise us to see a retracement--the market always retraces advances. We just never know how far the advance or how deep the retracement. We don't believe, however, that the market will retest its September lows. However, if history is a guide, it would not be unusual to see a retracement of 50% of the advance. So if the market was up 20%, a 10% pull-back would be "normal." Unfortunately, no one can predict when or if it will happen. This brings us to the next two principles of investing: the importance of having a long-term time horizon and not trying to time the market. We would approach any retracement as an opportunity.

     We believe that the foundation for the next bull market began to emerge in the days immediately following September 11 when investors sold stocks indiscriminately. While this type of emotional selling made the declines more severe, in our view it helped to clear the way sooner for the market to recover. And the result was the strong rebound in the fourth quarter.

     Historically, small-cap stocks have performed better than other asset categories coming out of a recession and we don't believe that this time will be any different. In our view, the new bull market will be driven by small-capitalization value stocks (many of which were previously growth stocks that were so badly beaten down that they are now considered to be value), but most likely their larger-cap counterparts will garner the headlines. This is because many small-cap companies don't grab the attention of Wall Street analysts until they are already up significantly. With positions in funds such as Franklin Micro-cap Value, Franklin Small-cap Value and Pioneer Small-cap Value, Lifetime Achievement Fund is well positioned to take advantage of any rally in small-cap value stocks.

     While we can't say for certain, we believe that in the short-term, the next six months to a year, the US will likely lead the world markets. Thereafter, capital will probably gravitate to the better bargains--to places such as Europe and the world's emerging nations. In our view, Europe has great potential. As a whole, Europe is at a similar stage to where America was eight or ten years ago--companies are becoming more efficient, with a greater focus on shareholder value. Europeans are enjoying a technology boom and it is quit likely European companies will aid the telecommunications revival, perhaps at a greater rate than the US. In the long run, we believe that emerging nations should provide higher economic growth rates than many of the world's more mature economies, which historically has translated into higher stock market returns. The Fund does have representation in the portfolio in broadly diversified international funds, a Europe-only fund, as well as two emerging markets funds. While the Fund has had as much as 35% overseas, right now it is under 20% because we believe there is a higher probability that the US will have a higher return in 2002.

     Currently, the Fund holds approximately 9% of net assets in gold-mining shares. The Fund continues to hold these shares not for their investment value, but rather as a hedge to protect the portfolio against an "Enronization" of our monetary system.

     As of year-end, one of the larger stock positions in the Fund was Level 3 Communications, which contributed to the Fund's under-performance in 2001. We continue to believe in the investment merit of Level 3 and used periods of market weakness to add to the Fund's position, effectively averaging down the cost per share. Level 3 could be compared to the interstate highway system for the information age, while their competitors only have state roads. We believe that sometime in the future when perception changes and the economy recovers, analysts may say the future is bright for Level 3 and at that point the stock should go up and make positive contributions to the Fund's performance.

A REVIEW OF LIFETIME ACHIEVEMENT FUND

     At this point, we want to remind shareholders that Lifetime Achievement Fund is what is known as a fund of funds. We have built a broadly diversified portfolio that is invested primarily in shares of other mutual funds, plus a small percentage in individual stocks. By investing in other mutual funds, Lifetime Achievement Fund shareholders have access to some of the premier money managers in our industry, all in one portfolio. The Fund's investment objective is long-term growth of capital.

     During the first three quarters of 2001, the Fund's exposure to growth stocks contributed to its underperformance. During that time, we reallocated the Fund's investments, moving assets out of growth and into value. Growth stocks are shares of companies that have demonstrated faster-than-average gains in earnings over a period of time and that are expected to continue to show high levels of profit growth. Growth stocks, which trade at multiples higher than the broader market, are considered riskier investments than value stocks. Value stocks have price/earnings ratios less than that of the broad market and are considered to be less risky than growth stocks because their earnings ability is typically more predictable than that of growth stocks. Historically, value has been a safer haven than growth. So the portfolio is well diversified, with a bias toward traditional value.

     For the twelve months ended December 31, 2001, the Fund was down 19.22% on a net asset value basis. When the market rebounded from its September 21 low, growth stocks (as measured by the NASDAQ Composite Index), which had the most significant decline earlier in the year, had the highest return, up more than 30%. And yet, even with its focus on value investing, the Fund participated in the market's recovery, up 20.16% from September 21 to year-end. For the same period, the Fund's benchmarks, the Morgan Stanley Capital International World, World Ex-US and US Indices were up 17.47%, 16.24% and 18.54% respectively. (For a more complete discussion of the Fund's performance, please refer to Lifetime Achievement Fund Performance Commentary on page 8.)

     People tend to talk about stock market performance on a year-over-year basis. When you look at long-term charts, it's typically year-end-to-year-end and performance may not look so bad. But if we look at the current market cycle from peak to trough (March 2000 to September 21, 2001), we've seen declines of upwards of 40% or more. When we acknowledge that the Fund is a diversified portfolio and would therefore have had reasonable exposure to NASDAQ, which was down approximately 70% from its high, it accounts for some of the Fund's larger-than-expected decline. This reinforces the need for diversification and to reevaluate one's asset allocation from time-to-time as well as a professional money manager who can do the due diligence necessary to keep up with changes to investment strategies. As part of our due diligence process, we review each of the underlying funds to make certain that it continues to provide the Fund with a specific investment style: large cap or small, value or growth, and competitive performance. We are currently in the process of replacing those funds that no longer meet our criteria for inclusion in the Fund.

LOOKING TO THE FUTURE

     At the risk of sounding like a broken record, we are cautiously optimistic about 2002. We believe that inflation will remain tame, real GDP growth will resume and that the worst may be over for the decline in corporate earnings. If the economy continues to emerge from recession, a more nurturing environment should unfold for stocks. And so, we want to remind our shareholders to stay focused on your long-term goals, try not to be swayed by emotion. We will continue to manage the Fund to take advantage of evolving opportunities while not subjecting the portfolio to unnecessary risk.

     On behalf of everyone associated with Lifetime Achievement Fund, I thank you for the trust you have placed in us.

Sincerely,

/s/ Roland R. Manarin

Roland R. Manarin
President, Treasurer and Director

     Please note that Lifetime
     Achievement Fund has
     the NASDAQ
     symbol LFTAX.

 AVERAGE ANNUAL TOTAL RETURNS

LIFETIME ACHIEVEMENT FUND
                                                                          SINCE
                                                              1 YEAR    INCEPTION
 with Reimb. & with Sales Charge of 2.50%                     (21.24%)   (24.36%)
 with Reimb. & without Sales Charge of 2.50%                  (19.22%)   (23.06%)
 without Reimb. & with Sales Charge of 2.50%                  (21.35%)   (24.51%)
 without Reimb. & without Sales Charge of 2.50%               (19.33%)   (23.22%)

 PERFORMANCE OVERVIEW

PERFORMANCE COMPARISON OF THE FUND SINCE INCEPTION (7/5/00) OF A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)




                                               LAF     MSCI WORLD INDEX   MSCI WORLD EX-US   MSCI US
                                              ------   ----------------   ----------------   -------
05-Jul-00...................................  10,000        10,000             10,000        10,000
31-Jul-00...................................   9,750         9,717              9,576         9,875
31-Aug-00...................................  10,240        10,032              9,704        10,388
30-Sep-00...................................   9,750         9,498              9,201         9,819
31-Oct-00...................................   8,770         9,337              8,944         9,745
30-Nov-00...................................   7,810         8,769              8,580         8,975
31-Dec-00...................................   8,375         8,910              8,877         8,957
31-Jan-01...................................   8,971         9,085              8,893         9,282
28-Feb-01...................................   8,194         8,317              8,189         8,450
31-Mar-01...................................   7,437         7,765              7,633         7,909
30-Apr-01...................................   7,861         8,335              8,165         8,523
31-May-01...................................   7,770         8,218              7,896         8,570
30-Jun-01...................................   7,407         7,960              7,574         8,372
31-Jul-01...................................   7,043         7,864              7,441         8,292
31-Aug-01...................................   6,589         7,485              7,242         7,737
30-Sep-01...................................   5,974         6,825              6,511         7,144
31-Oct-01...................................   6,115         6,955              6,671         7,246
30-Nov-01...................................   6,599         7,365              6,933         7,801
31-Dec-01...................................   6,766         7,411              6,977         7,847

LIFETIME ACHIEVEMENT FUND PERFORMANCE COMMENTARY

For the twelve months ended December 31, 2001, Lifetime Achievement Fund was down 19.22%. This compares to the Morgan Stanley Capital International (MSCI) World Index, which was down 16.82% for the same period. This index is comprised of both US and foreign stocks. At year-end, 56.61% of the Index was invested in US companies and 43.39% was invested outside the US. The difference in performance between the Fund and the Index can be attributed, in part, to the Fund's underweighting in foreign stocks (11.85% of net assets) as compared to the Index.

To help put the Fund's performance into perspective, we believe that we should also benchmark the Fund to the MSCI World Ex-US Index (this is the international-only component of the MSCI World Index) and the MSCI US Index. For the twelve months ended December 31, 2001 these indices were down 21.40% and 12.39% respectively. Going forward, we will continue to benchmark Lifetime Achievement Fund to all three indices.

Also contributing to the Fund's performance in 2001 was its investment in Level 3 Communications (approximately 7% of net assets), which was down 84.76% in 2001 (please refer to the letter from the Fund's President for a more complete discussion about Level 3).

The MSCI World, World Ex-US and US indices are unmanaged stock indices that assume the reinvestment of dividends and capital gains and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index. Past performance does not guarantee future results.

All charts and tables reflect past results and assume the reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Lifetime Achievement Fund will fluctuate and at redemption, shares may be worth more or less than the amount originally invested.

    LIFETIME ACHIEVEMENT FUND, INC.
    SCHEDULE OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
EQUITY FUNDS - 84.2%
Alger Capital Appreciation
  Portfolio (a)                  263,795      $      2,389,981
Alger Midcap Growth
  Portfolio (a)                  245,248             1,890,862
Alger Small Capitalization
  Portfolio (a)                  246,458               968,581
Franklin Balance Sheet
  Fund - Class A                  14,978               599,431
Franklin Gold & Precious
  Metals Fund - Class A          436,857             4,119,566
Franklin Large Cap Value
  Fund (a)                       103,014             1,283,557
Franklin MicroCap Value
  Fund - Class A                 171,638             4,236,017
Franklin Value Fund - Class
  A                              108,169             2,758,299
ICM/Isabell Small Cap Value
  Fund - Institutional (a)        53,204               636,324
Ivy European Opportunities
  Fund - Class A                  99,270             1,355,035
Ivy Global Science &
  Technology Fund - Class A
  (a)                             56,657               754,108
Ivy International Fund -
  Class A (a)                     95,806             1,982,234
Ivy US Emerging Growth
  Fund - Class A (a)              91,150             1,837,589
Monterey OCM Gold Fund           123,779               605,280
Pioneer Emerging Markets
  Fund - Class A                  86,672               887,517
Pioneer Fund - Class A            60,656             2,360,124
Pioneer II Fund - Class A        128,716             2,634,816
Pioneer Small Company Fund -
  Class A                        187,276             2,751,084
Pioneer Small-Cap Value Fund
  (a)                             53,235             1,276,033
Templeton Developing Markets
  Fund - Class A                 140,852             1,391,621
Templeton Foreign Fund -
  Class A                        314,175             2,906,121
Templeton Growth Fund -
  Class A                        248,613             4,475,031
                                              ----------------
Total Equity Funds
  (Cost - $49,576,518)                              44,099,211
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 11.6%
ENERGY - 0.1%
Petroleum Development
  Corporation (a)                  7,250      $         44,733
                                              ----------------
FINANCIALS - 4.6%
A.G. Edwards, Inc.                55,450             2,449,227
                                              ----------------
INFORMATION TECHNOLOGY - 0.3%
AremisSoft Corporation (a)       149,500               146,510
                                              ----------------
TELECOMMUNICATION
  SERVICES - 6.6%
Level 3 Communications, Inc.
  (a)                            694,445             3,472,225
                                              ----------------
Total Equity Securities
  (Cost - $15,466,039)                               6,112,694
                                              ----------------
TOTAL INVESTMENTS - 95.8%
  (Cost - $65,042,557) (b)                    $     50,211,905
OTHER ASSETS, LESS LIABILITIES - 4.2%                2,184,980
                                              ----------------
NET ASSETS - 100%                             $     52,396,885
                                              ================
Other Information:
At December 31, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      2,389,544
  Gross unrealized depreciation                    (17,220,196)
                                              ----------------
    Net unrealized
      depreciation                            $    (14,830,652)
                                              ================
Purchases and sale proceeds of securities other than short-term obligations aggregated $31,293,438 and $12,115,150, respectively, for the period ended December 31, 2001.

Footnotes
----------------------------
(a) Non-income producing security.
(b) Cost is approximately the same for Federal income tax
    purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

    LIFETIME ACHIEVEMENT FUND, INC.
    STATEMENT OF ASSETS AND LIABILITIES




    December 31, 2001


ASSETS
  Investments, at value (identified cost - $65,042,557)       $ 50,211,905
  Cash                                                           2,542,403
  Receivables
    Fund shares sold                                               111,563
    Dividends and interest                                           8,872
    Manager for expense reimbursement                               75,037
                                                              ------------
    Total assets                                                52,949,780
                                                              ------------
LIABILITIES
  Payables
    Fund shares repurchased                                        325,786
    Management fee                                                  94,005
    12b-1 service and distribution fees                              7,465
    Other payables                                                  12,867
  Accrued expenses                                                 112,772
                                                              ------------
    Total liabilities                                              552,895
                                                              ------------
NET ASSETS                                                    $ 52,396,885
                                                              ============
Net asset value and redemption price per share
  ($52,396,885/7,994,309 shares outstanding)                  $       6.55
                                                              ============
Maximum offering price per share ($6.55 x 100/97.50)          $       6.72
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in                                             $ 71,994,216
  Accumulated net realized loss on investments                  (4,766,679)
  Net unrealized depreciation on investments                   (14,830,652)
                                                              ------------
NET ASSETS                                                    $ 52,396,885
                                                              ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

    LIFETIME ACHIEVEMENT FUND, INC.
    STATEMENT OF OPERATIONS




    For the Year Ended December 31, 2001


INVESTMENT INCOME
  Income dividends from mutual funds                          $    250,612
  Interest                                                          62,844
  Dividend income                                                   39,562
                                                              ------------
                                                                   353,018
                                                              ------------
EXPENSES
  Management fee                                                   400,073
  Transfer agent                                                    21,817
  Administrative services fee                                       53,343
  Custodian fees                                                    58,064
  Blue Sky fees                                                     17,500
  Auditing and accounting fees                                      36,300
  Shareholder reports                                                9,642
  Fund accounting                                                   68,994
  Director's fees                                                    8,000
  12b-1 service and distribution fees                              133,357
  Legal                                                             41,557
  Other                                                             26,546
                                                              ------------
                                                                   875,193
  Expenses reimbursed by Manager                                   (75,037)
                                                              ------------
    Net expenses                                                   800,156
                                                              ------------
NET INVESTMENT LOSS                                               (447,138)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Capital gain distributions from mutual fund transactions         484,621
  Net realized loss on investments                              (5,214,706)
  Net change in unrealized depreciation on investments          (7,048,904)
                                                              ------------
    Net loss on investments                                    (11,778,989)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(12,226,127)
                                                              ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

    LIFETIME ACHIEVEMENT FUND, INC.
    STATEMENTS OF CHANGES IN NET ASSETS






                                                                    FOR THE YEAR           FOR THE PERIOD
                                                                       ENDED                JULY 5, 2000
                                                                    DECEMBER 31,          (COMMENCEMENT) TO
                                                                        2001              DECEMBER 31, 2000
INCREASE IN NET ASSETS
Operations
  Net investment loss                                               $   (447,138)           $    (71,959)
  Net realized (loss) gain on investments                             (4,730,085)              1,651,822
  Net change in unrealized depreciation on investments                (7,048,904)             (7,781,748)
                                                                -----------------------------------------------
         Net decrease resulting from operations                      (12,226,127)             (6,201,885)
                                                                -----------------------------------------------
Dividends from net investment income                                     (15,996)                      -
Distributions from realized gains                                     (1,183,744)               (432,321)
                                                                -----------------------------------------------
         Total distributions to shareholders                          (1,199,740)               (432,321)
                                                                -----------------------------------------------
Fund share transactions (Note 3)                                      17,909,246              54,547,712
                                                                -----------------------------------------------
  Net increase resulting from Fund share transactions                 17,909,246              54,547,712
                                                                -----------------------------------------------
TOTAL INCREASE IN NET ASSETS                                           4,483,379              47,913,506
  Net assets beginning of period                                      47,913,506                       -
                                                                -----------------------------------------------
  NET ASSETS END OF PERIOD                                          $ 52,396,885            $ 47,913,506
                                                                ===============================================
UNDISTRIBUTED NET INVESTMENT INCOME                                 $          -            $     13,916
                                                                -----------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

    LIFETIME ACHIEVEMENT FUND, INC.
    FINANCIAL HIGHLIGHTS






                                                                    FOR THE YEAR           FOR THE PERIOD
                                                                       ENDED                JULY 5, 2000
                                                                    DECEMBER 31,          (COMMENCEMENT) TO
                                                                        2001              DECEMBER 31, 2000
SELECTED PER SHARE DATA
  Net asset value, beginning of period                                $   8.30              $      10.00
                                                                -----------------------------------------------
  Loss from investment operations
    Net investment loss (a)                                               (.06)                     (.01)
    Net losses on securities (both realized and unrealized)              (1.53)                    (1.62)
                                                                -----------------------------------------------
    Total from investment operations                                     (1.59)                    (1.63)
                                                                -----------------------------------------------
  Less distributions
    Dividends from net investment income                                     -                         -
    Distributions from realized gain                                       .16                       .07
                                                                -----------------------------------------------
    Total distributions                                                    .16                       .07
                                                                -----------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $   6.55              $       8.30
                                                                -----------------------------------------------
  Total return (%)(b)                                                   (19.22)                   (16.25)
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)                            $ 52,397              $     47,914
  Ratio of expenses to average net assets
    With expense reimbursement and service fee (%)                        1.50                      1.50 (c)
    Without expense reimbursement and service fee (%)                     1.64                      1.98 (c)
  Ratio of net investment income to average net assets
    (%)(a)                                                                (.84)                     (.46)(c)
  Portfolio turnover rate (%)                                               24                         1

(a) Net investment loss is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

    LIFETIME ACHIEVEMENT FUND, INC.
    NOTES TO FINANCIAL STATEMENTS




    December 31, 2001


Lifetime Achievement Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in existing mutual funds.

The Fund is authorized to issue one billion shares of beneficial interest with a par value of $.001 per share (aggregate par value of $1,000,000). Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in the shares of mutual funds are valued at their net asset values as reported by such funds. Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the market on which the security is traded most extensively. If there were no sales on the market on which the security is traded most extensively and the security is traded on more than one market, or on one or more exchanges in the over-the-counter market, the market reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the market on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the calculated mean between the last bid and the last asked price in such markets.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 2001, the interest rate was 1.05%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes: Ordinary income -- $16,782, long-term Capital gains -- $1,182,958 and total distributions were $1,199,740.

The Fund has a net tax-basis capital loss carryover at December 31, 2001 of $4,338,000, expiring in 2009, which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first.

Pursuant to Code Section 852, the Fund designates $1,182,958 as long-term capital gain distributions for its taxable year ended December 31, 2001.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and realized gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, Net investment income and Net realized gains on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

The Manager is the Investment Advisor of the Fund. For its services, the Manager receives a fee at an annual rate of .75% of the Fund's average daily net assets. The Manager has voluntarily agreed to limit the Fund's total operating expenses to an annual rate of 1.50% for the year ended December 31, 2001. The manager may terminate the expense limit at any time.

3. FUND SHARE TRANSACTIONS

                                                   FOR THE PERIOD JULY 5, 2000
                          FOR THE YEAR ENDED            (COMMENCEMENT) TO
                          DECEMBER 31, 2001             DECEMBER 31, 2000
                         SHARES       AMOUNT          SHARES         AMOUNT
Sold                    3,123,734   $24,033,961      5,863,304     $55,329,208
Issued on
  reinvestment of
  dividends               184,706     1,189,664         52,691         427,856
Repurchased            (1,085,002)   (7,314,379)      (145,124)     (1,209,352)
                       ----------   -----------     ----------     -----------
Net increase            2,223,438   $17,909,246      5,770,871     $54,547,712
                       ==========   ===========     ==========     ===========

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Board of Directors and Shareholders of Lifetime Achievement Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifetime Achievement Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 5, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2002

     Information concerning the Directors and officers of the Fund is set forth below.

                NAME, AGE, POSITION(S)
                HELD WITH THE FUND AND                                 PRINCIPAL OCCUPATION(S)
                       ADDRESS                                        DURING THE PAST FIVE YEARS
 Roland R. Manarin* (57)                                President, Director and Investment Adviser
 President, Treasurer and Director                      Representative, Manarin Investment Counsel, Ltd.
 11605 West Dodge Road                                  Registered Representative Manarin Securities
 Omaha, Nebraska 68154                                  Corporation -- President

 Charles H. Richter* (45)                               Chief Operating Officer, Manarin Securities
 Vice President, Secretary, and Director                Corporation; President, Investors First Securities,
 11605 West Dodge Road                                  Principal, Broker-dealer Services, LLC; Principal,
 Omaha, Nebraska 68154                                  Kuehl Capital Corporation

 David C. Coker (55)                                    Development Director, Nebraska Lutheran Outreach
 Director                                               Ministries (non-profit religious organization)
 11605 West Dodge Road
 Omaha, Nebraska 68154

 Jerry Vincentini (61)                                  Sales Marketing Manager, Willsie Company (graduation
 Director                                               supplies)
 11605 West Dodge Road
 Omaha, Nebraska 68154

 Dr. Bodo Treu(**) (44)                                 Physician, Alegent Family Care Clinic (family practice
 Director                                               clinic)
 11605 West Dodge Road
 Omaha, Nebraska 68154

 Lee Rohlfs (60)                                        Vice President Client Services Insurance Technology
 Director                                               Services, Dallas, Texas 1996 - present.
 11605 West Dodge Road
 Omaha, NE 68154

 * "Interested Person" of the Fund as defined in the 1940 Act by virtue of his position with the Adviser.
** Dr. Treu is Roland Manarin's nephew

     Because the Adviser performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Fund for acting as a Director or officer.

     The Fund pays Directors who are not "interested persons" of the Fund $100 per meeting of the Board. There is no pension or retirement benefits accrued as part of the Fund's expenses and there are no estimated annual benefits to be paid upon retirement.

     Compensation Table*

                                                                              PENSION OR
                                                                              RETIREMENT                              TOTAL
                                                                               BENEFITS          ESTIMATED        COMPENSATION
                                                             AGGREGATE OF   ACCRUED AS PART   ANNUAL BENEFITS     FROM FUND AND
                      NAME OF PERSON,                        COMPENSATION       OF FUND            UPON           FUND COMPLEX
                         POSITION                             FROM FUND        EXPENSES         RETIREMENT      PAID TO DIRECTORS
 Roland R. Manarin,
   Director                                                      $  0             $0                $0                 N/A

 Charles H. Richter,
   Director                                                      $  0             $0                $0                 N/A

 David C. Coker,
   Director                                                      $500             $0                $0                $500

 Jerry Vincentini,
   Director                                                      $500             $0                $0                $500

 Dr. Bodo Treu,
   Director                                                      $500             $0                $0                $500

 Lee Rohlfs,
   Director                                                      $500             $0                $0                $500

     The Fund, the Adviser and the Distributor have adopted Codes of Ethics as required by the Rule 17j-1 under the Investment Company Act of 1940 and these policies permit persons, subject to codes, to invest in securities that may be purchased or sold by the Fund, subject to preclearance.

               CONTROL PERSONS AND PRINCIPAL HOLDER OF SECURITIES

     As of December 31, 2001, no persons were "control" persons of the Fund. That is, there were no persons (i) owning beneficially more than 25% of the outstanding shares of the Fund and (ii) persons that by acknowledgment or assertion by the controlled party or controlling party were in control of the Fund. As of December 31, 2001, no persons owned of record or were known by the Fund to beneficially own 5% or more of the Fund's outstanding shares.

     The Directors and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares on December 31, 2001.

                               BOARD OF TRUSTEES

                                 David C. Coker
                               Roland R. Manarin
                                Charles Richter
                                   Lee Rohlfs
                                   Bodo Treu
                                Jerry Vincentini

                                    OFFICERS

               Roland R. Manarin, Chairman, President, Treasurer
                   Charles Richter, Vice President, Secretary

                                 LEGAL COUNSEL

                  Cline, Williams, Wright, Johnson & Oldfather
                               Lincoln, Nebraska

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                             Boston, Massachusetts

                                 TRANSFER AGENT

                                   PFPC, Inc.
                              4400 Computer Drive
                             Westborough, MA 01581

                                    AUDITORS

                           PricewaterhouseCoopers LLP
                            Ft. Lauderdale, Florida

                                  DISTRIBUTOR

                         Manarin Securities Corporation
                        11605 West Dodge Road, Suite One
                             Omaha, Nebraska 68154
                                  402-330-1166

                               INVESTMENT MANAGER

                        Manarin Investment Counsel, Ltd.
                        11605 West Dodge Road, Suite One
                             Omaha, Nebraska 68154
                                  402-330-1166